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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 20, 2000
               --------------------------------------------------
               (Date of Report - date of earliest event reported)


                           GRAPHICS TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


          Minnesota                        000-25397             41-1639011
-------------------------------     ---------------------   --------------------
(State or other jurisdiction of     (Commission File No.)       (IRS Employer
incorporation or organization)                              Identification  No.)


                   6690 Shady Oak Road, Eden Prairie, MN 55344
                   -------------------------------------------
                    (Address of principal executive offices)


                                 (952) 259-4700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                         Virtual Technology Corporation
                   6690 Shady Oak Road, Eden Prairie, MN 55344
                   -------------------------------------------
                            (Former Name and Address)




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Items 1, 2, 4, 5, 6, and 8 are not applicable and are therefore omitted.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         This Form 8-K is being filed solely to report that the Registrant filed for Chapter 11 bankruptcy protection in the U.S. Bankruptcy Court - District of Minnesota, as Case No. 00-45398, on December 20, 2000. The U.S. Bankruptcy Trustee appointed on that date is located at 1015 US Courthouse, 300 S. 4th Street, Minneapolis, MN 55415.


ITEM 7.  EXHIBITS AND FINANCIAL STATEMENTS.

(c)      Exhibits:

           99.1. Press Release dated December 22, 2000, relating to the bankruptcy



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 4, 2001

                                 GRAPHICS TECHNOLOGIES, INC.



                                 By:  /s/ John L. Harvatine
                                     -------------------------------------------
                                      John L. Harvatine, Chief Financial Officer